Exhibit 10.40

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

SECOND AMENDED AND RESTATED AGREEMENT

This Second Amended and Restated Agreement (the “Agreement”) dated as of March 13, 2006 (the “Amendment Date”), is made by and between Upromise, Inc., a corporation having offices at 117 Kendrick Street, Suite 200, Needham, Massachusetts 02494 (“Upromise”), and Rewards Network Services Inc. , a corporation having offices at Two North Riverside Plaza, Suite 950, Chicago, Illinois 60606 (“RN”) and amends and restates the Prior Agreement (as defined below), effective as of the Amendment Date. Upromise and RN are referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, the Parties are currently parties to that certain First Amended and Restated Agreement dated as of February 4, 2003 (the “Original Agreement”), as amended by that certain First Amendment to First Amended and Restated Agreement dated June 17, 2005 (the “First Amendment”), that certain Second Amendment to First Amended and Restated Agreement dated January 31, 2006 (the “Second Amendment”), and that certain VISA CISP Compliance Agreement dated November 5, 2004 (the “CISP Agreement” and, collectively with the Original Agreement, the First Amendment and the Second Amendment, the “Prior Agreement”); and

WHEREAS, the Parties desire to amend and restate the Prior Agreement in order to set forth in this single Agreement all the terms and conditions governing their relationship.

NOW, THEREFORE, in consideration for the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, RN and Upromise hereby agree as follows:

1. Definitions.

As used in this Agreement, the following terms (and all conjugations thereof) have the respective meanings set forth below. Certain other terms are defined elsewhere in this Agreement:

1.1 “Activity Request Reports” has the meaning set forth in Section 4.3 of this Agreement.

1.2 ***

1.3 ***

1.4 “Affiliate” means, with respect to either Party, any individual or entity that, by virtue of a majority ownership interest, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with that Party.

1.5 “Base Hot Deals Purchase” means a Qualified Purchase that on the date of such purchase (a) is listed on the Dining Program Web Page as a “hot deal” (or such other name mutually agreed to by the Parties), and (b) has a Upromise Member Incentive, *** equal to the percentage of the Qualified Purchase Amount of such Qualified Purchase set forth on Exhibit F.

1.6 “Base Purchase” means a Qualified Purchase that on the date of such purchase has a Upromise Member Incentive, *** equal to the percentage of the Qualified Purchase Amount of such Qualified Purchase set forth on Exhibit F.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

1.7 “Bonus Hot Deals Purchase” means a Qualified Purchase that on the date of such purchase (a) is listed on the Dining Program Web Page as a “hot deal” (or such other name mutually agreed to by the Parties), and (b) has a Upromise Member Incentive, *** equal to the percentage of the Qualified Purchase Amount of such Qualified Purchase set forth on Exhibit F.

1.8 ***

1.9 “Bonus Purchase” means a Qualified Purchase that on the date of such purchase has a Upromise Member Incentive, *** equal to the percentage of the Qualified Purchase Amount of such Qualified Purchase set forth on Exhibit F.

1.10 “CISP Agreement” has the meaning set forth in the recitals to this Agreement.

1.11 “Click Through Requirement” means a Requirement that Upromise Members indicate through the Upromise Website an intent to dine at a restaurant prior to dining there.

1.12 “Commerce Partner” means any manufacturer, retailer, restaurateur, service company, financial institution or other business that enters into an agreement with Upromise pursuant to which such business offers cash rebates or other cash awards to Upromise Members through the Upromise Service.

1.13 “Confidential Information” means, except as otherwise specifically provided in this Agreement, each Party’s (i) trade secrets under applicable law (including, without limitation, financial information, processes, formulae, specifications, programs, instructions, technical know-how, methods and procedures for operation, and benchmark test results); (ii) any confidential or other proprietary information, whether of a technical, business or other nature, that is of value to the owner of such information and is treated as confidential (including, without limitation, information about employees, customers, marketing strategies, services, business or technical plans and proposals, in any form); (iii) any other information identified by a Party as “Confidential Information”; (iv) any other information relating to a Party that is or should be reasonably understood to be confidential or proprietary; and (v) the terms of this Agreement.

1.14 “Dining Program Web Pages” has the meaning set forth in Section 2.2(c) of this Agreement.

1.15 “Eligible RN Restaurant” means an RN Restaurant with locations in the United States or Canada that is not a ***, an Inappropriate Restaurant, *** (each as defined in Section 2.2(a)).

1.16 “Emergency Modification” has the meaning set forth in Section 2.2(c)(iii) of this Agreement.

1.17 “Enrollment Request Report” has the meaning set forth in Section 4.2 of this Agreement.

1.18 “First Amendment” has the meaning set forth in the recitals to this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

1.19 “Inappropriate Restaurant” has the meaning set forth in Section 2.2(a)(iii) of this Agreement.

1.20 “Intellectual Property Rights” means any patent, copyright, trademark, trade secret, trade dress, mask work, moral right, right of attribution or integrity or other intellectual or industrial property rights or proprietary rights arising under the laws of any jurisdiction (including, without limitation, all claims and causes of action for infringement, misappropriation or violation thereof and all rights in any registrations and renewals).

1.21 “Loyalty Program” means the portion of the Upromise Service in which Upromise Members may earn rebates from Commerce Partners when they purchase products and/or services from such Commerce Partners.

1.22 ***

1.23 ***

1.24 “Marks” means trade names, trademarks, service marks and other proprietary marks and copyrightable material.

1.25 “Member Adjustment” has the meaning set forth in Section 5 of this Agreement.

1.26 ***

1.27 “Monthly Invoice” has the meaning set forth in Section 4.4 of this Agreement.

1.28 ***

1.29 “Original Agreement” has the meaning set forth in the recitals to this Agreement.

1.30 “Participating RN Restaurant” means an RN Restaurant at which Participating Members may earn Upromise Member Incentives.

1.31 “Participating Member” means a Upromise Member who has successfully registered a Payment Card in the Upromise Service and has not subsequently opted out of receiving Member Incentives with respect to Qualified Purchases at Participating RN Restaurants via RN or Upromise.

1.32 “Payment Card” shall mean a VISA, MasterCard, American Express or Discover credit card, charge card or debit card for an account in good standing that has been registered with the Upromise Service by a Participating Member and is not separately registered with any RN Rewards Program or any RN Partners Program.

1.33 “Purchase Price” means the total purchase price for all food and beverages charged to a Participating Member’s Payment Card, including taxes, tips and any service charges.

1.34 “Qualified Purchase” means any purchase by a Participating Member at a Participating RN Restaurant using a Payment Card that is in good standing with the financial institution that issued the Payment Card to the extent such purchase meets the Requirements (if any) for which a Participating Member may receive Upromise Member Incentives.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

1.35 “Qualified Purchase Amount” means the total Purchase Price of a Qualified Purchase, reduced in accordance with any spending limit Requirement in effect.

1.36 “Qualified Restaurant” means, with respect to a given calendar month, a Participating RN Restaurant located in the United States that offered Upromise Member Incentives ***.

1.37 ***

1.38 ***

1.39 “Ratings” has the meaning set forth in Section 6.2 of this Agreement.

1.40 “Requirements” means the requirements a Participating Member must satisfy in order to make a Qualified Purchase, which requirements may include, among other things, a restriction on availability to the first time such Participating Member dines at a Participating RN Restaurant in a calendar month, with a maximum, monthly, cumulative Purchase Price of $600 per Participating RN Restaurant, availability on certain days of the week, or other requirements.

1.41 “Restaurant Aggregator’” means a person or entity that brings together restaurants and restaurant customers in either an online (registered card technology) or offline (coupon) capacity for the administration of discounted dining or other dining-related benefits in each case for commercial benefit.

1.42 “Restaurant Program” means a Upromise Dining Program (other than the program administered by RN pursuant to the terms of this Agreement) offered to Upromise Members on the Dining Program Web Pages or elsewhere on the Upromise Site that uses the Upromise name for branding purposes.

1.43 “Reviews” has the meaning set forth in Section 6.2 of this Agreement.

1.44 “RN Content” has the meaning set forth in Section 2.2(c)(ii) of this Agreement.

1.45 “RN Members” means those persons who subscribe to one of the RN Rewards Programs or to an RN Partners Program but specifically excludes Participating Members.

1.46 “RN Partners” means those entities (i) for which RN develops, markets and/or administers dining rewards programs on a co-branded or private label basis and/or (ii) from which RN Members may earn rewards under an RN Rewards Program.

1.47 “RN Partners Programs” means the dining rewards programs RN develops, markets and/or administers for RN Partners. An RN Partners Program may be incorporated into, and/or a subset of, an RN Rewards Program.

1.48 “RN Program” means an entry-level, no-fee RN Rewards Program in which RN Members accumulate, at their discretion and in exchange for dining at the restaurants participating in that program, such reward currencies that RN, at its sole discretion, includes in the program.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

1.49 “RN Qualified Purchase Payments” means the *** Upromise Member Incentives *** paid by RN in accordance with the terms of this Agreement.

1.50 “RN Restaurant” means any eating or drinking establishment that participates in an RN Rewards Program and/or an RN Partners Program.

1.51 “RN Rewards Program” means the RN Programs and the for-fee Rewards Network Prime branded dining rewards programs developed and administered by RN and any successor or additional dining rewards programs developed by RN on behalf of itself and RN Partners.

1.52 “RN Site” means the web site identified by the URL www.rewardsnetwork.com and any successors or replacements maintained by or for RN.

1.53 “Second Amendment” has the meaning set forth in the recitals to this Agreement.

1.54 “Surveys” has the meaning set forth in Section 6.2 of this Agreement.

1.55 “Template Element Modification” has the meaning set forth in Section 2.2(c)(ii) of this Agreement.

1.56 “Template Layout Modification” has the meaning set forth in Section 2.2(c)(i) of this Agreement.

1.57 “Upromise Dining Templates” means any HTML, other software code or graphical elements provided by Upromise that establish a “look and feel” environment in which Upromise or RN may display content under the terms of this Agreement.

1.58 “Upromise Dining Program” means that portion of the Upromise Service that enables Upromise Members to earn rebates and other cash awards on purchases and transactions with restaurants that participate directly or indirectly in the Upromise Service, excluding Upromise’s quick serve restaurant Commerce Partner at such time.

1.59 “Upromise Links” means any logos, advertisements or other content on the RN Site that hyperlink to web pages within the Upromise Site.

1.60 “Upromise Member” means a person or entity that has enrolled in the Upromise Service as determined in accordance with the terms and conditions of the Upromise Service (as they may be modified from time to time).

1.61 “Upromise Member Incentive” means the cash award paid by RN to Participating Members who make Qualified Purchases, which award shall be equal to a percentage of the Qualified Purchase Amount of each Qualified Purchase. The actual percentage will vary depending on the type of Qualified Purchase that is made, as set forth on Exhibit F.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

1.62 “Upromise Release Date” means the date that Upromise effects a major upgrade in Upromise Site functionality (e.g., implements custom Commerce Partner integrations, introduces significant additional features (e.g., family and friends functionality), etc.).

1.63 “Upromise Site” means the web site identified by the URL www.upromise.com and any successors or replacements thereof.

2. Upromise Dining Program.

2.1 Upromise Rights and Obligations.

(a) Operating the Upromise Dining Program and the Upromise Service. During the Term, Upromise shall, subject to RN’s obligations set forth in this Agreement, establish, operate and maintain the Upromise Dining Program as part of the Upromise Service. Upromise may from time to time modify the Upromise Dining Program and/or the terms and conditions of the Upromise Service, in each case in its sole discretion, provided that without RN’s consent no such modification or amendment shall affect RN’s obligations under this Agreement or the amount of RN Qualified Purchase Payments generated by Qualified Purchases at Participating RN Restaurants.

2.2 RN Rights and Obligations.

(a) Participating RN Restaurants.

(i) General. Beginning on June 12, 2005, and continuing until the expiration or termination of the Term, RN shall provide Upromise with a national base of Participating RN Restaurants that ***.

(ii) Additional Requirements. ***.

(iii) Inappropriate Restaurants. RN shall endeavor to select as Participating RN Restaurants RN Restaurants that will not reflect unfavorably on Upromise’s reputation and that are not inconsistent with Upromise’s values. Nevertheless, if RN has included as a Participating RN Restaurant an RN Restaurant that Upromise reasonably determines will reflect unfavorably on Upromise’s reputation or is inconsistent with Upromise’s values (an “Inappropriate Restaurant”), RN will remove such restaurant from the list of Participating RN Restaurants upon thirty (30) days’ prior written notice by Upromise; provided, however, that ***.

(iv) Reporting. Each week, RN shall provide Upromise with a data feed containing the name and address (including street number and name, city, state and zip code) of each Participating RN Restaurant located in the United States. *** Within no more than one hundred eighty (180) days following its receipt of a summary report provided by RN, Upromise may request to receive the raw data used to comprise such report. In the event that Upromise requests the underlying raw data, RN would produce the details in no more than sixty (60) days following the request from Upromise.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

(b) Qualified Purchase Types.

(i) General. RN will offer the following types of Qualified Purchases: Base Purchases, Bonus Purchases, Base Hot Deals Purchases, Bonus Hot Deals Purchases and any other Qualified Purchase types as are mutually agreed to by the Parties. Participant will pay a Upromise Member Incentive, *** with respect to each Qualified Purchase. The Upromise Member Incentive, *** paid by Participant for each Qualified Purchase will depend on the type of Qualified Purchase that is made, as set forth on Exhibit F.

(ii) Hot Deals. RN will make available and promote to Members on the Dining Program Web Pages certain Base Hot Deals Purchases and Bonus Hot Deals Purchases from time to time as determined in RN’s sole discretion.

(iii) ***

(c) Dining Program Web Pages. During the Term, RN shall accept Upromise Dining Templates generated by Upromise and post and maintain the same on RN’s servers for purposes of creating and maintaining certain web pages solely for the use of Upromise Members who participate in the Upromise Dining Program (the “Dining Program Web Pages”) and who will link to those web pages from the Upromise Site.

(i) Template Layout Modifications. Periodically, Upromise may desire to alter or modify the overall layout of the Upromise Dining Templates in such a way that would require RN to reload and integrate such changes onto the Dining Program Web Pages (each a “Template Layout Modification”). RN agrees to accept up to two (2) Template Layout Modifications and make the appropriate revisions to the Dining Program Web Pages in any given calendar year, at no additional cost to Upromise. RN agrees to use commercially reasonable good faith efforts to make such revisions as soon as possible, but in any event, such revisions shall be finalized on or before the later of (a) eleven (11) weeks after Upromise has notified RN of the general nature of such Template Layout Modification requests, and (b) six (6) weeks after Upromise has provided RN with such Template Layout Modifications.

(ii) Template Element Modification. Periodically, Upromise may desire to modify, alter, or replace various discrete elements of the Upromise Dining Templates or the RN content included on the Dining Program Web Pages (the “RN Content”), including, but not limited to, logos, banners, and/or functionality such as site navigation (each a “Template Element Modification”). For purposes of this Agreement, to the extent any Template Element Modification requires reloading or integration, it shall be deemed a Template Layout Modification rather than a Template Element Modification and shall be governed by the terms of subparagraph (i) above. RN agrees to accept and effect up to eight (8) such Template Element Modifications in any given calendar year, at no additional cost to Upromise. RN agrees to use commercially reasonable good faith efforts to effect such modifications as soon as possible, but in any event, such modifications shall be effected on or before the later of (a) four (4) weeks after Upromise has notified RN of the general nature of such modifications and one (1) week after Upromise has provided RN with such Template Element Modifications.

(iii) Emergency Modifications. It is foreseeable that Upromise may run across unanticipated circumstances that would require the immediate modification or alteration of the Dining Program Web Pages (each an “Emergency Modification”). Because time will be of the essence in making appropriate revisions to the foregoing, RN agrees to use its best efforts to implement such Emergency Modifications promptly and within such timeframes and manner as the Parties hereto shall agree to on a case-by-case basis.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

(iv) Access to and Format of Dining Program Web Pages. RN agrees that any and all of the Dining Program Web Pages which are accessible to Upromise Members through the Upromise Dining Program will incorporate a Upromise Dining Template as specified by Upromise and that all RN Content to be additionally incorporated into any such web pages shall not obscure, alter, or modify the relevant Upromise Dining Template for that web page. RN further agrees that none of the Dining Program Web Pages that are specifically created for Upromise, nor any aspect of the Upromise Dining Templates, will be accessible or viewable in any form to RN Members who are not also Upromise Members. RN agrees to post the same types and quality of information and functionality regarding Participating RN Restaurants onto the Dining Program Web Pages as it posts on the RN Site; provided, however, that (i) the inclusion of such RN Content does not violate the contractual obligations or restrictions of any third-party agreements to which RN is a party, and (ii) RN Content also shall contain the correct Upromise Member Incentive terms for each Participating RN Restaurant and shall not contain any information regarding an RN Restaurant that is not participating in, or is otherwise inapplicable to, the Upromise Dining Program, except as to those restaurants that may be designated as “Coming Soon”. Notwithstanding the foregoing, at Upromise’s request, RN will use good faith efforts to obtain a waiver of any contractual obligations or restrictions that prevent RN from including certain RN Content on the Dining Program Web Pages.

(d) ***

(e) Payment Card Industry Data Security Standard Compliance Agreement. Concurrently with the execution of this Agreement, RN shall execute a Payment Card Industry Data Security Standard Compliance Agreement substantially in the form attached hereto as Exhibit G.

2.3 Licenses/Ownership of Content. Upromise hereby grants RN a limited, non-exclusive, non-transferable, royalty-free, fully paid-up license to post and maintain the Upromise Dining Templates on the RN servers; provided, however, that the Upromise Dining Templates shall only be posted on the Dining Program Web Pages. In exchange for the foregoing license, RN hereby grants Upromise permission to link to the Dining Program Web Pages, including the RN Content contained therein. RN shall retain all rights and interest to the RN Content posted on the Dining Program Web Pages.

2.4 Service Level Standards and Requirements. *** at all times to comply with the terms of the service level standards and requirements attached hereto as Exhibit A.

2.5 Technical Liaisons/Escalation Procedures. Each Party will assign one or more technical liaison(s) in its respective organization to respond to technical inquiries and issues (including website and service related issues) of the other Party relating to this Agreement. Each Party’s technical liaison(s) shall be knowledgeable about RN’s participation in the Upromise Service, and shall promptly respond to and resolve inquiries from the other Party. Each Party’s initial technical liaison(s) are set forth on Exhibit B. Either Party may change its technical liaison(s) during the Term by providing the other with written notice of such change, but each Party shall exercise discretion in an effort to maintain continuity to such positions. Within thirty (30) days after the Amendment Date, the Parties will establish escalation procedures pursuant to which they will provide each other technical support (including support with respect to website and service related issues) outside of normal business hours.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

2.6 Management Meetings. The Parties agree that members of each Party’s senior management team, ***, shall meet not less than quarterly to discuss ongoing marketing commitments and opportunities for the Upromise Dining Program.

2.7 ***

3. Promotion and Marketing.

3.1 Upromise Rights and Obligations.

(a) The first time Upromise uses the term “Upromise Dining” in any marketing or promotional materials, including any page of the Upromise Site but excluding any webpage navigation bars and any email subject lines or direct mail subject lines, Upromise will either use the co-branded logo set forth on Exhibit C or use the phrase “Upromise Dining by Rewards Network”, unless alternative branding is agreed to by the Parties.

(b) Subject to subsection (c) below, each calendar year during the Term, commencing with the 2003 calendar year, Upromise will ***. Upromise also will promote the Upromise Dining Program for a ***. RN understands and agrees that during the Term, Upromise may modify its website and/or navigation to remove one or both of the “letterbox” features. To the extent Upromise does so, the Upromise Dining Program will receive substantially similar exposure as set forth in the preceding sentence for the reminder of the Term.

(c) Upromise agrees to use commercially reasonable efforts to notify RN at least five (5) days before it features RN in any letterboxes and at least twenty (20) days before it distributes any emails or direct mail pieces that specifically promote the Upromise Dining Program. In the event Upromise provides RN with fewer than twenty (20) but more than three (3) days prior notice of its intent to distribute an email or direct mail piece specifically promoting the Upromise Dining Program, RN may, up to ***, request that Upromise not distribute the piece during the days specified in the notice; provided, that *** Upromise may determine to distribute such piece during the days specified in the notice despite RN’s request not to, provided, however, that in the event RN can show that it did not meet the Uptime Guarantee (as defined on Exhibit A) as direct result of Upromise’s determination to distribute such piece during such period, Upromise agrees to pay to RN, at RN’s request, $*** for each 24-hour period in which the Uptime Guarantee is not maintained (after the first 24-hour period in a given calendar month in which the Uptime Guarantee is not maintained) as appropriate damages for Upromise’s determination to distribute such piece despite RN’s request not to do so; provided, however, that the maximum amount of damages Upromise shall be required to pay in any calendar month is $***. In addition to the foregoing, to the extent Upromise does not notify RN at least three (3) days before it distributes an email or direct mail piece that specifically promotes the Upromise Dining Program or to the extent any letterboxes, emails or direct mail pieces that specifically promote the Upromise Dining Program contain any incorrect links, and RN can show that it did not meet the Uptime Guarantee as direct result of the foregoing, Upromise agrees to pay to RN, at RN’s request, $*** for each 24-hour period in which the Uptime Guarantee is not maintained (after the first 24-hour period in a given calendar month in which the Uptime Guarantee is not maintained) as appropriate damages therefor; provided, however, that the maximum amount of damages Upromise shall be required to

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

pay in any calendar month is $***. For purposes of clarification, a letterbox, email or direct mail piece will not be deemed to “feature” or “specifically promote” the Upromise Dining Program to the extent it merely lists “restaurants”, including the number of restaurants, as a location at which Members may earn cash rebates or other cash awards.

3.2 Participating Members. RN acknowledges that Participating Members are Upromise Members and, notwithstanding anything contained in this Agreement to the contrary, Upromise reserves the right to communicate with such members in the normal course of its business. Both Parties acknowledge that Participating Members are not RN Members and that RN may not initiate direct communication with such members, except to the extent specifically agreed to by Upromise in writing.

3.3 Liaisons. Each Party shall appoint a program manager (“Program Manager”) who will coordinate activities relating to the Upromise Service. As of the Amendment Date, the Program Manager for Upromise shall be *** for business and contractual matters and *** for marketing matters, and the Program Manager for RN shall be *** for all such matters. Each Party may change its Program Manager during the Term by notifying the other Party in writing.

3.4. ***

4. Administration and Processing of Payments; Accounting and Compliance; Reports; Financial Information.

4.1 RN Qualified Purchase Payments. RN will be obligated to make RN Qualified Purchase Payments with respect to each Qualified Purchase made during the Term. The amount of each RN Qualified Purchase Payment will equal a percentage of the Qualified Purchase Amount of each Qualified Purchase, and will vary depending on the type of Qualified Purchase that is made, as set forth on Exhibit F. This obligation will be independent of any obligation a Participating RN Restaurant has with RN, including any obligation to make payments to RN or to continue to be an RN Restaurant. RN Qualified Purchase Payments shall be paid by RN in accordance with the provisions of this Section 4.

4.2 Enrollment Reports. Each business day, Upromise will send to RN an enrollment request (the “Enrollment Request Report”) that will contain the following information with ***. Upon receipt of the Enrollment Request Report, RN will, send to Upromise an enrollment response report which will indicate ***.

4.3 Tracking Qualified Purchases. RN, or its designee, shall be responsible for tracking Qualified Purchases and determining the associated RN Qualified Purchase Payments. To the extent a Qualified Purchase was made outside the United States, RN will calculate the RN Qualified Purchase Payments using the exchange rate in effect at the time the transaction is posted, and payment to Upromise shall be in U.S. dollars. In addition to the foregoing, RN shall provide Upromise with weekly transaction reports (“Activity Request Reports”) listing the information set forth on Exhibit D for each Qualified Purchase tracked during the prior week’s process.

4.4 Invoices. Upromise will calculate the Upromise Member Incentives *** due based upon the information set forth in the Transaction Reports and on a monthly basis will provide RN an invoice (“Monthly Invoice”) setting forth the total amount of Upromise Member

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

Incentives due *** for the period covered by such Monthly Invoice. The Monthly Invoice will also set forth, as a separate item, any amounts due to Upromise for Member Adjustments that are reimbursable to Upromise in accordance with the terms of Section 5, ***. ***.

4.5 Payment Schedule. Within fifteen (15) days following delivery to RN of a Monthly Invoice, RN shall cause to be deposited in the account(s) designated by Upromise, or its designee, through electronic funds transfer of immediately available funds, an amount equal to the total Upromise Member Incentives owed, ***. Any payments not received within the time period set forth herein will accrue interest at a rate of one percent (1%) per month, or the highest rate allowed by applicable law, whichever is lower. All payments made to Upromise, or its designee, shall be final and non-refundable.

4.6 Allocation and Distribution of *** and Upromise Member Incentives. Upromise shall be responsible for allocating and distributing *** and Upromise Member Incentives payments among Upromise and Participating Member accounts, posting Qualified Purchase transaction information to Participating Members’ account statements and transferring Upromise Member Incentives into the appropriate Participating Members’ accounts.

4.7 ***

4.8 ***

4.9 Accounting and Compliance. During the Term and for three (3) years thereafter, each Party shall maintain true and complete books of account at its principal place of business containing an accurate record of all data necessary to confirm such Party’s compliance with its financial and other obligations under this Agreement including, in the case of RN, RN’s obligations under Section 2.2(a), and the other Party shall have the right, at its own expense, to examine such books at all reasonable times (but no more than once per calendar year) for the purpose of verifying compliance with the terms of this Agreement. Upon reasonable advance notice, such examination shall be made during normal business hours at the location of the Party whose records are being examined where such records are normally kept. The examining Party will have the right to copy or make abstracts from any and all relevant books and records of the other Party, and all such copies or extracts shall be considered Confidential Information. In the event any such examination shows that the Party being examined failed to make payments or fulfill financial obligations and the aggregate amount of such shortfalls for the period under examination is ***% or more of the total payments and financial obligations for such period, such Party will pay all costs of such examination. In addition to the foregoing, upon request from either Party (but no more than twice per calendar year), the other will allow the requesting Party with reasonable access to its employees, accountants and counsel for the purpose of conducting, at the requesting Party’s expense, periodic reviews of the Party’s operations relating to the subject matter of this Agreement.

4.10 Member Reports. At the request of RN, on no more than a monthly basis, Upromise will provide RN with an RN partner report which will contain the following information with respect to the prior applicable period: ***.

4.11 Financial Information. Each Party shall have the right to meet with the other Party’s Chief Financial Officer or other senior executive on a semi-annual basis to discuss the other Party’s most recent and year to date income statements, balance sheets and cash flow statements.

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4.12 Membership Reconciliation Process. The Parties agree to implement by no later than June 12, 2005 a membership reconciliation process whereby the Parties shall exchange agreed upon fields and agreed upon records from the full database of membership records to ensure completeness and accuracy in the administration of Qualified Purchases. More specifically, on a quarterly basis Upromise will forward to RN a complete Participating Member file (“Quarterly Membership Reconciliation File”) containing the following information for each Participating Member: ***. Within ten (10) business days of receipt of the Quarterly Membership Reconciliation File, RN will send to Upromise a file reconciliation response report for the same quarter which will indicate for each Participating Member and Payment Card whether it was accepted or rejected for the Upromise Dining Program.

5. Customer Service and Member Adjustments. Upromise, or its designee, shall be responsible for responding to inquiries regarding the Upromise Dining Program and Upromise Member Incentives including, without limitation, whether a Upromise Member was entitled to, and did not receive, a Upromise Member Incentive and whether a Upromise Member Incentive has been improperly allocated within the Upromise Service; provided, however, that RN shall cooperate fully with and promptly respond to any reasonable Upromise request for assistance in connection with a Member inquiry regarding Upromise Member Incentives. Notwithstanding anything to the contrary set forth in this Agreement, the Parties agree that in the event a Upromise Member claims that he or she is entitled to, but did not receive, a Upromise Member Incentive, Upromise may, at its sole discretion, deposit into such Member’s Upromise account the amount claimed by the Member to be owed (a “Member Adjustment”) with or without researching such claim. Each month, RN will reimburse Upromise for all Member Adjustments paid by Upromise during the prior month ***; provided that the maximum amount that RN shall be required to reimburse to Upromise in a given month for Member Adjustments shall be ***% of the amount of Upromise Member Incentives paid or owing by RN for such month (excluding Member Adjustments that Upromise verifies are due and owing to a Member based upon research conducted by Upromise or RN, which Member Adjustments shall be paid by RN and not counted toward the ***% per month cap.

6. Participating Member Information.

6.1 General. Except as expressly provided herein, RN shall have no rights and shall claim no rights in any data relating to Participating Members. Accordingly, RN shall not use, sell, transfer or disclose any data or other information relating to Participating Members (including, without limitation, any credit card, enrollment, contact and transaction data or information) except to the necessary to fulfill its obligations hereunder. In addition to the foregoing, RN shall take commercially reasonable steps to secure Upromise Member transaction data, and Upromise shall have the right to audit RN’s handling of such data. *** RN may use such Personal Information only for the purposes set forth in this Section. In addition, except as otherwise explicitly set forth in this Section, RN may not store in its database, weblogs or any other persistent storage any such Personal Information. *** RN shall not share Personal Information with any third parties. In addition, RN shall delete from its database all email addresses it stores in accordance with this Section by the end of the calendar month following the month in which the Click Through Requirement dine or the promotion dine, as applicable, occurred or was scheduled to occur.

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6.2 Surveys. Notwithstanding Section 6.1, Upromise agrees that Upromise will include a link to the RN Site in Participating RN Restaurant confirmation emails that a Participating Member may click on to complete a survey (each a “Survey”) to rate his/her experience at Participating RN Restaurants. Each Survey will include a ratings component containing closed-end questions (“Ratings”) and a review component containing open-ended questions (“Reviews”). RN may use the Ratings solely for reporting to Participating RN Restaurants aggregate information collected therefrom and for establishing a ratings component to the RN Site. RN may use the Reviews solely for reporting such Reviews to Participating RN Restaurants. The Parties understand and agree that in no event shall RN provide any Personal Information to Participating RN Restaurants. Upromise will have the right to review and approve the Survey questions and format and any modifications thereto, which approval will not be unreasonably withheld or delayed. *** The Parties agree that prior to using such data for any other purpose, the Parties will reach written agreement regarding the parameters of such use.

6.3 Participating RN Restaurant Reporting. RN may share aggregate Participating Member information with Participating RN Restaurants related to correlations between (a) Participating Member activity and the Participating Member’s associated zip code (provided to RN by Upromise at the time the Participating Member registers a credit or debit card that is forwarded to RN) and/or block group assignment (as defined by the U.S Census Bureau), and (b) Participating Member activity on the Dining Program Web Pages and Qualified Purchases at Participating RN Restaurants, in each case in such a manner as to ensure that such Participating RN Restaurants cannot determine any Personal Information about any particular Participating Member. Upromise may also, upon reasonable request and within a reasonable amount of time, receive copies of the portions of such reports that pertain to the Upromise Dining program. To facilitate the foregoing, on a monthly basis, Upromise will send to RN ***. During the period between the time a Upromise Member becomes a Participating Member and the time the monthly block group code is sent to RN, RN will use the Participating Member’s zip code for all mapping and reporting purposes.

7. ***

8. Representations and Warranties. Each Party represents and warrants to the other that (i) it has the power and authority to enter into and perform its obligations under this Agreement, (ii) in its performance of this Agreement, it will comply with all applicable laws, regulations, orders and other requirements, now or hereafter in effect, of governmental authorities having jurisdiction, (iii) its performance of its obligations under this Agreement will not violate any third-party rights, including any third-party Intellectual Property Rights. Without limiting the generality of the foregoing, each Party will pay, collect, and remit such taxes as may be imposed with respect to any compensation, royalties or transactions under this Agreement. Each Party represents and warrants that (i) its Site and all actions occurring thereon are in compliance with all applicable laws, and (ii) it operates its Site in material compliance with its privacy policies and terms and conditions concerning its Site.

9. Indemnification.

9.1 RN’s Obligations. RN will defend and indemnify Upromise and its Affiliates (and their respective employees, officers, directors, stockholders and representatives) against any claim or action brought by a third party, to the extent arising from or relating to: (i) the operation

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of the Dining Program Web Pages or the RN Site, (ii) RN’s, or a participating RN restaurant’s, sale and distribution of products and services to customers, (iii) any negligent act, omission or misrepresentation by RN, its agents or employees, (iv) any breach of its obligations under this Agreement (including, without limitation, any alleged breach of the representations and warranties contained in this Agreement), (v) the violation of third-party Intellectual Property Rights or proprietary rights by any content or other materials included in the Dining Program Web Pages or the RN Site, unless such content or materials were provided by Upromise, or (vi) any content or materials provided by RN to Upromise.

9.2 Upromise’s Obligations. Upromise will defend and indemnify RN and its Affiliates (and their respective employees, officers, directors, and representatives) against any claim or action brought by a third-party, to the extent arising from or relating to: (i) the operation of the Upromise Site (excluding for these purposes the operation of the Dining Program Web Pages), (ii) Upromise’s operation of the Upromise Service (excluding for these purposes the operation of the Dining Program Web Pages), (iii) any negligent act, omission or misrepresentations by Upromise, its agents or employees, (iv) any breach of its obligations under this Agreement (including, without limitation, any alleged breach of the warranties contained in this Agreement), (v) the violation of third-party Intellectual Property Rights or proprietary rights by any content or other materials included on the Upromise Site, unless such content or materials were provided by RN, or (vi) any content or material provided by Upromise to RN.

9.3 Indemnification Procedures. In connection with any claim or action described in this Section, the Party to be indemnified: (i) will give the other Party prompt written notice of the claim, (ii) will cooperate with the indemnifying Party (at the indemnifying Party’s expense) in connection with the defense and settlement of the claim, (iii) will permit the indemnifying Party to control the defense and settlement of the claim, provided (a) that the indemnifying party diligently defends such claim and (b) that the indemnifying party may not settle the claim without the prior written consent (which consent will not be unreasonably withheld or delayed) of the Party to be indemnified, and (iv) may, at its expense, participate in the defense and settlement of the claim.

10. Intellectual Property Rights.

10.1 RN Use of Upromise Marks. RN understands and agrees that all RN marketing efforts which bear Upromise’s name or any Upromise Marks or which refer to the Upromise Service (including the Upromise Dining Program) are subject to review and approval by Upromise. Upromise agrees that it will review all such RN marketing materials in a timely fashion and shall notify RN in writing of the results of such review within ten (10) days of receipt of such materials. Upromise agrees that approval of the marketing materials shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that Upromise fails to provide such written notice within five (5) days of receipt by Upromise, Upromise agrees that such failure shall constitute an approval by Upromise. Once Upromise approves any RN marketing materials, RN may reuse the RN marketing materials without need for further submission and approval, unless otherwise specifically stated in writing by Upromise at the time of the initial approval or thereafter.

10.2 Upromise Use of RN Marks. Except to the extent set forth below, Upromise understands and agrees that all Upromise marketing efforts which bear RN’s name or any RN Marks or which specifically promote the Upromise Dining Program are subject to review and

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approval by RN. RN agrees that it will review all such Upromise marketing materials in a timely fashion and shall notify Upromise in writing of the results of such review within five (5) days of receipt of such materials. RN agrees that approval of the marketing materials shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that RN fails to provide such written notice within five (5) days of receipt by RN, RN agrees that such failure shall constitute an approval by RN. Once RN approves any Upromise marketing materials, Upromise may reuse the Upromise marketing materials without need for further submission and approval, unless otherwise specifically stated in writing by RN at the time of the initial approval or thereafter. In addition to the foregoing and notwithstanding anything in this Agreement to the contrary, RN agrees that Upromise may reuse previously approved copy that includes RN’s name or RN Marks or that specifically promotes the Upromise Dining Program in other Upromise marketing and/or promotional materials on the Upromise Site and in Upromise Member emails and direct mail pieces without the need for further submission and approval. The Parties understand and agree that a promotion will not be deemed to “specifically promote” the Upromise Dining Program to the extent it merely lists “restaurants”, including the number of restaurants, as a location at which Members may earn cash rebates or other cash awards. Upon termination of this Agreement, neither Party shall produce any new marketing materials that include the other Party’s name; provided, however, that the Parties may continue to use and distribute existing printed marketing materials that include the other Party’s name, any Upromise Mark or RN Marks or which specifically promote the Upromise Dining Program until the inventory of such marketing materials is depleted.

10.3 Use Restrictions. Upromise and RN shall not use the other Party’s Marks in a manner that (i) disparages the other Party or its products or services, (ii) portrays the other Party or its products or services in a false, competitively adverse or poor light; or (iii) diminishes the value of the other Party’s Marks. If Upromise or RN is not complying with such use restrictions in the sole discretion of the other Party, Upromise or RN shall promptly comply with the other Party’s requests as to the use of the other Party’s Marks.

10.4 Improper Uses. Except as contemplated by this Agreement, a Party shall not: (i) register any domain name which incorporates the other Party’s Marks, unless otherwise agreed to by that Party (and the Party seeking to register the domain name hereby agrees to transfer such domain name to the other Party if it breaches this provision); (ii) register any of the other Party’s Marks or any trademarks or service marks that are confusingly similar to any of that Party’s Marks, unless otherwise agreed to by the Party that owns the Marks; (iii) use the other Party’s ‘s name or Marks as part of its corporate name, (iv) modify or alter the other Party’s Site in any way; or (v) make any representations, either express or implied, or create an appearance that a visitor to the other Party’s Site is visiting its site, without the other Party’s prior written approval.

11. Confidentiality.

11.1 Protection of Confidential Information. Neither Party will use, disclose or grant use of the other Party’s Confidential Information except as expressly authorized by this Agreement. To the extent that disclosure is authorized by this Agreement, the Party receiving such Confidential Information (the “receiving Party”) will obtain the prior agreement from any third party to whom disclosure of Confidential Information is to be made to hold in confidence and not make use of the Confidential Information of the other Party (the “disclosing Party”) for any purpose other than those permitted by this Agreement. RN understands and agrees that the fact that an individual is a Upromise Member shall be deemed to be Upromise’s Confidential

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Information and that notwithstanding any other provision of this Agreement, RN may not use that information for any purpose other than to carry out its obligations under this Agreement. Each Party agrees that the Confidential Information of the other Party will be held in confidence at least to the same extent and the same manner as each Party protects its own Confidential Information, but each Party agrees that in no event will less than reasonable care be used to protect the other Party’s Confidential Information. Each Party will promptly notify the other Party upon discovery of any unauthorized use or disclosure of the Confidential Information of the other Party.

11.2 Exceptions. The obligations set forth in this Section do not apply if and to the extent the receiving Party establishes that: (i) the information disclosed to the receiving Party was already known to the receiving Party, without obligation to keep it confidential; (ii) the receiving Party received the information in good faith from a third party lawfully in possession thereof without obligation to keep such information confidential; (iii) the information was or becomes publicly known other than by a breach of this Agreement; (iv) the information was independently developed by the receiving Party without use of the disclosing Party’s Confidential Information; or (v) the information is required to be disclosed by applicable statute or regulation, by judicial or administrative process or by any other governing authority with appropriate jurisdiction. In addition to the foregoing: (a) either Party may disclose Confidential Information to its employees, directors, attorneys, agents and/or contractors who need to know such information for the purposes of fulfilling their obligations for or on behalf of such Party; provided, however, that such persons agree to use such Confidential Information only to the extent required to fulfill their obligations to the receiving Party; (b) Upromise may disclose the terms of this Agreement to potential lenders and investors in connection with their due diligence evaluations provided that any such entity to whom disclosure is to be made is subject to an agreement to hold such information in confidence and not make use of it for any purpose other than such evaluations; and (c) Upromise may use transactional data that it receives from RN or its designee for purposes relating to the Upromise Service.

11.3 Equitable Relief. The receiving Party acknowledges and agrees that due to the unique nature of the disclosing Party’s Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the receiving Party or third parties to unfairly compete with the disclosing Party, resulting in irreparable harm to the disclosing Party, and therefore, that upon any such breach or any threat thereof, the disclosing Party may be entitled to appropriate equitable relief, without the requirement of posting a bond, in addition to whatever remedies it might have at law.

12. Term, Termination and Survival.

12.1 Term. The term of this Agreement shall commence on the Amendment Date and continue until December 31, 2007, unless earlier terminated in accordance with Section 12.2 below (the “Initial Term”). Upon expiration of the Initial Term, this Agreement will automatically be renewed for additional one-year terms (each a “Renewal Term” and collectively with the Initial Term, the “Term”) unless one Party gives the other Party written notice at least *** days prior to the scheduled expiration of such Initial Term or Renewal Term that it does not wish to renew this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, to the extent the scheduled expiration date of this Agreement is not a Upromise Release Date, Upromise may upon *** days prior written notice to RN terminate this Agreement prior to the expiration of the Term so as to coincide with a Upromise Release Date; provided that the termination date shall not be more than *** days prior to the scheduled expiration date.

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12.2 Termination. Either Party may terminate this Agreement in the event (i) the other Party materially breaches this Agreement which breach continues after sixty (60) days of written notice of said breach (which notice shall, in reasonable detail, specify the nature of the breach) by the non-defaulting Party to the defaulting Party, (ii) the other Party becomes insolvent, makes an assignment for the benefit of creditors, or files a petition in bankruptcy, in which event this Agreement may terminate upon written notice or election to terminate, effective as of the date set forth in such notice, or (iii) Upromise determines, in its sole discretion, to terminate the Loyalty Program in its entirety, in which event this Agreement will terminate upon ninety (90) days’ prior written notice of the terminating Party. Upromise also shall have the right to terminate this Agreement upon written notice to RN in the event RN ***, any such termination to be effective as of the date set forth in such notice.

12.3 Member Notification. In connection with the expiration or any termination of this Agreement, the Parties agree to cooperate in good faith to ensure that any disruption or inconvenience to Upromise Members is kept to a minimum. In particular, the Parties agree that they will jointly agree on timing and content of any notices sent to Upromise Members. In the event that either Party terminates this Agreement because of a breach by the other Party, the breaching Party shall bear all costs of notifying Upromise Members of the termination of this Agreement. In all other instances, the Parties shall jointly bear the cost of notifying Upromise Members of termination of this Agreement.

12.4 ***

12.5 Survival. Section 6 (“ Upromise Originated Member Information”), Section 8 (“Representations and Warranties”), 9 (“Indemnification”), 10 (“Intellectual Property Rights”), 11 (“Confidentiality”), 12.4 ***, 12.5 (“Survival”), 13 (“Limitations”), 14 (“Dispute Resolution”), 15 (“General Provisions”) and the last sentence of Section 10.2 shall survive the termination or expiration of this Agreement. In addition, the terms of any RN Qualified Purchase Payments that have been earned through a Qualified Purchase made prior to the expiration or termination of this Agreement shall survive the termination or expiration of this Agreement.

13. Limitations.

13.1 NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR OTHER INDIRECT DAMAGES OR FOR LOST PROFITS OR LOSS OF DATA ARISING OUT OF THIS AGREEMENT (EXCEPT FOR LIABILITIES ARISING OUT OF A BREACH OF SECTION 7 (EXCLUSIVITY), SECTION 11 (CONFIDENTIALITY), WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF A PARTY HAS BEEN MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

13.2 EACH PARTY’S (TOGETHER WITH ITS AFFILIATES’) ENTIRE LIABILITY ARISING FROM THIS AGREEMENT (EXCEPT FOR LIABILITIES ARISING OUT OF A BREACH OF SECTION 7 (EXCLUSIVITY), SECTION 11 (CONFIDENTIALITY) OR EACH PARTY’S PAYMENT OBLIGATIONS THAT BECOME DUE AND PAYABLE HEREUNDER) WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, WILL NOT EXCEED ***.

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14. Dispute Resolution. The Parties shall follow the following dispute resolution processes in connection with all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal theory, except as otherwise provided in this Section, arising out or relating to this Agreement or the breach or alleged breach hereof (collectively, “Disputes”).

14.1 The Parties will attempt to settle all Disputes through good faith negotiations. If those attempts fail to resolve the Dispute within forty-five (45) days of the date of initial demand for negotiation, then the Parties will attempt in good faith to settle the Dispute by mediation conducted in Boston, Massachusetts under the commercial mediation rules of the American Arbitration Association or JAMS/Endispute (the “Approved Body”). Each Party shall bear its own expenses; the Parties shall equally share the filing and other administrative fees of the Approved Body and the expenses of the mediator. The Parties shall be represented at the mediation by representatives having final settlement authority over the matter in dispute.

14.2 Any Dispute not finally resolved pursuant to this Section shall be determined and settled by arbitration in Boston, Massachusetts pursuant to the rules then in effect of the Approved Body chosen by the party submitting such Dispute, and each party hereby consents to the jurisdiction thereof. Any award rendered shall be final and conclusive upon the Parties and a judgment thereon may be entered in a court having competent jurisdiction. The party submitting such Dispute shall request the Approved Body to (i) appoint an arbitrator who is knowledgeable in commercial disputes and who will follow substantive rules of the law; (ii) allow for the Parties to request discovery pursuant to the rules then in effect under the Federal Rules of Civil Procedure for a period not to exceed sixty (60) days; (iii) require the testimony to be transcribed; and (iv) require the award to be accompanied by findings of fact and a statement of reasons for the decision. The arbitrator shall not have the power to award damages in excess of the limitations set forth in section 13.2 hereof, nor shall he or she have the power to award excluded under Section 13.1 hereof. All costs and expenses, including any attorney’s fees, of the Parties incurred in any Dispute shall be borne by the Party that is determined to be liable in respect of such Dispute; provided, however, that if complete liability is not assessed against any one Party, the Parties shall share the total costs in proportion to their respective amounts of liability as determined by the arbitrator. Except where clearly prevented by the area in Dispute, both Parties agree to continue performing their respective obligations under this Agreement while the Dispute is being resolved.

14.3 Disputes relating to either infringement, unauthorized use or misuse of a Party’s Marks, or other intellectual property, a violation of which would cause that Party irreparable harm for which damages would be inadequate, shall be exempt from the dispute resolution processes described in this Section to the extent necessary to seek preliminary injunctive or other judicial relief in a court of competent jurisdiction.

15. General Provisions.

15.1 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, UPROMISE HEREBY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES REGARDING THE UPROMISE SERVICE (INCLUDING THE UPROMISE DINING SERVICE), THE

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UPROMISE SITE OR ANY PORTION THEREOF OR SERVICES RELATED THERETO, INCLUDING (WITHOUT LIMITATION) IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UPROMISE DOES NOT WARRANT THAT THE UPROMISE SERVICE (INCLUDING THE UPROMISE DINING SERVICE) OR THE UPROMISE SITE WILL BE UNINTERRUPTED OR ERROR-FREE AND DOES NOT WARRANT AGAINST FAILURE OF PERFORMANCE DUE TO FAILURE OF COMPUTER HARDWARE OR COMMUNICATION SYSTEMS.

15.2 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, RN HEREBY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES REGARDING THE RN SITE OR ANY PORTION THEREOF OR SERVICES RELATED THERETO, INCLUDING (WITHOUT LIMITATION) IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, RN DOES NOT WARRANT THAT THE RN SERVICE (INCLUDING THE UPROMISE DINING SERVICE) OR THE RN SITE WILL BE UNINTERRUPTED OR ERROR-FREE AND DOES NOT WARRANT AGAINST FAILURE OF PERFORMANCE DUE TO FAILURE OF COMPUTER HARDWARE OR COMMUNICATION SYSTEMS.

15.3 Upromise Site. Except as expressly provided in this Agreement, Upromise will remain solely responsible for the operation of the Upromise Site. RN acknowledges that (i) the Upromise Site may be subject to temporary shutdowns due to causes beyond Upromise’s reasonable control, and (ii) subject to the specific terms of this Agreement, Upromise retains sole right and control over the programming, content, and conduct of transactions over the Upromise Site.

15.4 Relationship. Neither Upromise nor RN will have any authority to bind the other by contract or otherwise to make representations as to the policies and procedures of the other, other than as specifically authorized by this Agreement. Upromise and RN acknowledge and agree that the relationship arising from this Agreement does not constitute or create a general agency, joint venture, partnership, employee relationship or franchise between them and that each is an independent contractor with respect to the services provided by it under this Agreement.

15.5 Notices. All written notices required by this Agreement must be delivered to the addresses set forth above by a means evidenced by a delivery receipt and will be effective upon receipt. Notwithstanding the foregoing, facsimile receipt shall not be deemed a delivery receipt for purposes of this Agreement. Notices to each Party shall be addressed to the attention of its General Counsel.

15.6 Assignment. Neither Party may assign this Agreement, in whole or in part, without the other Party’s prior written consent (which will not be withheld unreasonably or delayed), except such consent shall not be required with respect to assignments to: (i) any Affiliate of the assigning Party; (ii) any entity resulting from any merger, consolidation, or other reorganization involving the assigning Party, or (iii) any individual or entity to which the assigning Party may transfer all or substantially all of its capital stock or assets related to the transactions contemplated by this Agreement; provided that the assignee agrees in writing to be bound by all the terms and conditions of this Agreement. Subject to the foregoing, this Agreement will be binding on and enforceable by the Parties and their respective successors and permitted assigns.

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15.7 Commercially Reasonable Delays; Force Majeure. Neither Upromise nor RN will be liable for, or will be considered to be in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement (other than payment obligations) as a result of any causes or conditions that are beyond such Party’s reasonable control and that such Party is unable to overcome through the exercise of commercially reasonable diligence. If any force majeure event occurs, the affected Party will give prompt written notice to the other Party and will use commercially reasonable efforts to minimize the impact of the event.

15.8 Consents; Waiver. The failure of a Party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same unless the same is waived in writing. No waiver by a Party of any condition or breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver of any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

15.9 Entire Agreement. This Agreement together with the attached Exhibits, (i) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous or contemporaneous oral or written agreements regarding such subject matter, and (ii) may be amended or modified only by a written instrument signed by a duly authorized agent of each Party.

15.10 Severability. If any provision of this Agreement is held to be invalid, such invalidity shall not effect the remaining provisions.

15.11 Choice of Law; Venue. This Agreement shall be interpreted and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts, without reference to its choice of law rules.

15.12 Counterparts. This Agreement shall be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement under seal as of the date first above written.

UPROMISE, INC.		REWARDS NETWORK SERVICES INC.

By:	/s/ Thomas N. Anderson	By:	/s/ Ronald L. Blake
Name:	Thomas N. Anderson	Name:	Ronald L. Blake
Title:	President and CEO	Title:	President and CEO

Corporate Address:

Two North Riverside Plaza, Suite 950
Chicago, Illinois 60606